UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Hampshire Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 370-8837

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RLAY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 27, 2026, Relay Therapeutics, Inc. (the "Company") issued a press release announcing clinical data from the zovegalisib, fulvestrant and atirmociclib triplet combination arm of the Phase 1/2 ReDiscover trial as well as the Company's plans to move zovegalisib plus atirmociclib into Phase 3 development for frontline ("1L") patients with PI3Kα-mutated, HR+/HER2- metastatic breast cancer, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Company hosted a conference call and live webcast to discuss the clinical data and Phase 3 development plans on April 27, 2026 at 8:30 a.m. E.T. The Company has made available a slide presentation to accompany the call, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 27, 2026, the Company announced clinical data from the zovegalisib, fulvestrant and atirmociclib triplet combination arm of the Phase 1/2 ReDiscover trial as well as the Company's plans to move zovegalisib plus atirmociclib into Phase 3 development for 1L patients with PI3Kα-mutated, HR+/HER2- metastatic breast cancer.

Triplet Clinical Data

Zovegalisib is currently being evaluated in the ReDiscover trial, an ongoing first-in-human study designed to evaluate the safety, tolerability, pharmacokinetics, pharmacodynamics and preliminary antitumor activity of zovegalisib in combination with fulvestrant and CDK inhibitors in patients with PI3Kα-mutated, HR+/HER2- metastatic breast cancer. These data are from the zovegalisib plus atirmociclib plus fulvestrant dose finding portion of the trial.

As of the April 13, 2026 data cut-off date (the "Data Cut-Off Date"), 69 total patients were enrolled, with 62 patients at or below the potential Phase 3 dose and 34 patients with measurable disease evaluable for response. All patients had previously received a CDK4/6 inhibitor and at least one prior endocrine therapy in the advanced setting and could have received a PI3K pathway inhibitor. These heavily pre-treated patients had received a median of two prior therapies (21% received three or more prior therapies) in the metastatic setting with 63% having visceral disease, 29% having received chemotherapy, and 47% being pre-diabetic. The median follow-up was 7.4 months.

Early safety and tolerability data for zovegalisib in combination with atirmociclib and fulvestrant (N=62) reinforce the potential of this regimen moving forward in 1L endocrine sensitive patients. As of the Data Cut-Off Date:

•
Only two patients (3%) discontinued zovegalisib and six patients (10%) dose reduced zovegalisib due to treatment-related adverse events ("TRAEs");
•
Adverse events were consistent with those previously reported by each molecule;
o
Grade 3 hyperglycemia was 0% despite 47% of patients being pre-diabetic;
•
Overall grade 3+ TRAE rate in these median third-line patients is 40%;
o
Neutropenia accounts for the majority of the grade 3+ events;
o
No instance of febrile neutropenia was observed.

As of the Data Cut-Off Date, 34 patients had measurable disease to be evaluated for response:

•
Objective response rate ("ORR") was 44% (15/34) and was also 44% in both kinase and non-kinase patients;
o
ORR in these heavily pre-treated patients has approached that of current standard of care doublets in 1L patients, ranging from 53% to 55% ORR;
o
Nearly all patients experienced tumor reduction (85%, 29/34);
•
48 of 62 patients (77%) remain on study as of the Data Cut-Off Date, with a median follow-up of 7.4 months;
o
The data are not yet mature enough to estimate median progression-free survival.

Pharmacokinetic analyses demonstrated that atirmociclib increased the exposure of zovegalisib by about two and half-fold (regardless of atirmociclib dose), while zovegalisib had no impact on atirmociclib exposure. Subject to regulatory feedback, the potential Phase 3 dose of zovegalisib will be 150mg twice daily (BID), which maintains average concentration of zovegalisib just below IC90 throughout the dosing interval.

Preliminary Phase 3 Development Plans

The planned study, subject to regulatory feedback, is a randomized Phase 3 trial evaluating zovegalisib in combination with atirmociclib and aromatase inhibitor ("AI") in 1L endocrine sensitive patients with PIK3CA-mutated, HR+/HER2- advanced or metastatic breast cancer.

•
Population: 1L endocrine sensitive patients with HR-positive, HER2-negative advanced or metastatic breast cancer harboring a PIK3CA mutation
•
Experimental arm: Zovegalisib plus atirmociclib plus AI
•
Control arm: CDK4/6 inhibitor (investigator’s choice) plus AI
•
Key endpoints: Median progression-free survival (primary) and overall survival (secondary)

Pursuant to the terms of a clinical trial supply agreement, Pfizer, Inc. ("Pfizer") has agreed to supply atirmociclib for the experimental arm in combination with zovegalisib and the palbociclib portion of the control arm for use in the planned study. The Company will sponsor, fully operationalize and fund the planned Phase 3 trial.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the Company's strategy, business plans and focus; the progress and timing of the clinical development of the programs across the Company's portfolio, including the timing of initiation of a frontline Phase 3 clinical trial for zovegalisib in combination with atirmociclib and AI; the timing of clinical data readouts for zovegalisib; the expected therapeutic benefits and potential efficacy and tolerability of zovegalisib, both as a monotherapy and in combination with other agents, including the combination of zovegalisib and atirmociclib, and its other programs; the clinical data for zovegalisib; the interactions with regulatory authorities and any related approvals; the potential commercialization and market opportunity for zovegalisib; and the expected strategic benefits under the Company's clinical trial supply agreement with Pfizer. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements in this Current Report on Form 8-K are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability and conflicts, or public health epidemics or outbreaks of an infectious disease on countries or regions in which the Company has operations or does business, as well as on the timing and anticipated results of its clinical trials, strategy, future operations and profitability; significant political, trade or regulatory developments, such as tariffs, beyond the Company's control; the delay or pause of any current or planned clinical trials or the development of the Company's drug candidates; the risk that the preliminary or interim results of its preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of its product candidates and that interim and early clinical data may change as more patient data become available and are subject to audit and verification procedures; the Company's ability to successfully demonstrate the safety and efficacy of its drug candidates; the timing and outcome of its planned interactions with regulatory authorities; and obtaining, maintaining and protecting its intellectual property. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company's most recent Annual Report on Form 10-K, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued by Relay Therapeutics, Inc. on April 27, 2026, furnished herewith.
99.2	Corporate presentation, dated April 27, 2026, furnished herewith.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date:	April 27, 2026	By:	/s/ Soo-Yeun Lim
Soo-Yeun Lim General Counsel